UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/06

Item 1.	Reports to Stockholders.

DECEMBER 31, 2006

FRANKLIN TEMPLETON
VARIABLE INSURANCE PRODUCTS TRUST

ANNUAL REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT

TABLE OF CONTENTS

Important Notes to Performance Information	i
*Prospectus Supplement for All Funds	SUPP-1
Fund Summaries
Templeton Developing Markets Securities Fund	TD-1
Templeton Foreign Securities Fund	TF-1
Templeton Global Income Securities Fund	TGI-1
Index Descriptions	I-1
Board Members and Officers	BOD-1
Shareholder Information	SI-1

*Not part of the annual report

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 3

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

SUPPLEMENT DATED FEBRUARY 16, 2007

TO THE PROSPECTUSES DATED MAY 1, 2006 OF

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN FLEX CAP GROWTH SECURITIES FUND

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

FRANKLIN GROWTH AND INCOME SECURITIES FUND

FRANKLIN HIGH INCOME SECURITIES FUND

FRANKLIN INCOME SECURITIES FUND

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

FRANKLIN LARGE CAP VALUE SECURITIES FUND

FRANKLIN MONEY MARKET FUND

FRANKLIN REAL ESTATE FUND

FRANKLIN RISING DIVIDENDS SECURITIES FUND

FRANKLIN SMALL CAP VALUE SECURITIES FUND

FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND

FRANKLIN STRATEGIC INCOME SECURITIES FUND

FRANKLIN U.S. GOVERNMENT FUND

FRANKLIN ZERO COUPON FUND — MATURING IN DECEMBER 2010

MUTUAL DISCOVERY SECURITIES FUND

MUTUAL SHARES SECURITIES FUND

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

TEMPLETON FOREIGN SECURITIES FUND

TEMPLETON GLOBAL ASSET ALLOCATION FUND

TEMPLETON GLOBAL INCOME SECURITIES FUND

TEMPLETON GROWTH SECURITIES FUND (THE “FUNDS”)

The prospectuses of the Funds are amended by adding the following after the first paragraph in the section titled “Overview”:

Shares of the Funds may also be offered to and purchased by other investment companies. Throughout this prospectus and the Statement of Additional Information, references to “Contracts,” “Contract Owners,” and “Insurers,” each defined below, may also include such investment company purchasers where appropriate.

Please keep this supplement for future reference.

SUPP-1

Templeton Developing Markets Securities Fund

This annual report for Templeton Developing Markets Securities Fund covers the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 3 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	10-Year
Average Annual Total Return	+28.17%	+25.52%	+5.23%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton Developing Markets Fund. Additionally, Class 3 and Class 2 shares were not offered until 5/1/04 and 5/1/97, respectively. As a result, Class 3 Fund performance for periods prior to 5/1/04 represents historical results of Class 2 shares which, for periods prior to 5/1/97, reflects historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. The 12b-1 fee rate is currently the same for Classes 2 and 3. Since 5/1/04 (effective date), the average annual total return of Class 3 shares was +30.41%.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index and the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities Fund Class 3

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests primarily to predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed the MSCI EM Index’s +32.59% return, and the S&P/IFCI Composite Index’s +35.11% return for the same period.1 Please note that index performance numbers are purely for reference and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

During the 12 months under review, strong investor confidence, continuing fund inflows, robust corporate earnings and a supportive economic environment led emerging markets to end 2006 at historical highs. After the markets experienced a correction in May, they recovered as fund flows stabilized, robust economic data was reported and the U.S. showed signs of an easing monetary policy. In addition, the interest rate spread on emerging market bonds relative to U.S. Treasury yields maintained a downward trend during the year, falling from about 250 basis points (100 basis points equal one percentage point) to about 170 basis points due to rising liquidity and low inflation.2 We believe this signaled greater investor confidence in emerging markets.

Eastern European markets recorded the strongest returns in 2006. Russia benefited from high commodity prices that supported its exports and from strong foreign investor participation, while a weaker U.S. dollar enhanced returns in Poland and the Czech Republic. Turkey was one of the few emerging markets to end the year with a negative return. Although that market recovered some of the losses from the correction earlier in the year, investors remained cautious due to slow progress for European Union accession talks and expectations of slower growth after a substantial interest rate increase in the second quarter.

In South Africa, a consumer spending boom, propelled by low borrowing rates and greater domestic demand, led to higher corporate earnings in related companies. Foreign investment reached a record high, which boosted returns for South Africa’s markets.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: J.P. Morgan.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuation. Investing in emerging markets is subject to all the risks of foreign investing generally, and has additional, heightened risks, including market and currency fluctuations, economic instability, adverse social and political developments, the relatively smaller size and lesser liquidity of these markets, and less effective or irregular government supervision and regulation of business and industry practices. The Fund’s prospectus also includes a description of the main investment risks.

Latin American markets benefited from strong commodity prices, solid domestic demand and smooth power transitions in the region’s key economies. International confidence in the region, especially in Brazil, remained high. A loosening monetary policy, growing foreign reserves and repayment of debt to foreign lenders further supported the Brazilian market.

Asian giants China and India continued to report strong economic growth, which led to significant fund inflows that pushed markets to record highs. Elsewhere in the region, Thailand and South Korea struggled with strong local currencies, which threatened to erode their export competitiveness. North Korea’s nuclear test in October exposed the region to geopolitical tensions. However, the resumption of six-party talks could yield some positive results in the longer term. Although a military coup and capital controls in Thailand initially rattled investor confidence in the nation’s financial markets, we continued to search for opportunities among Thai equities.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we may make onsite visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically five years) earnings, asset value, cash flow and balance sheet. Among factors we consider are a company’s historical value measures, including price/earnings ratio, book value, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

During the 12 months under review, relative to the MSCI EM index, the Fund’s performance benefited from underweighted exposure to Israel and exposure to Croatia (not in the index). Stock selection in South Africa, with the Fund’s overweighted exposure to non-index holdings Anglo American and Remgro, benefited the Fund’s relative performance. An underweighted position in Sasol also had a positive impact. In Israel, the largest contributor to performance was the Fund’s underweighted position in Teva Pharmaceutical. The Fund only held one Croatian stock, Pliva, which outperformed the index and contributed to relative performance. At the sector level, stock selection in the pharmaceuticals and biotechnology, automobiles, and components and diversified financials sectors contributed to relative Fund performance during the period.3 The Fund also benefited from an underweighted position in the technology hardware and equipment sector, which underperformed the broader MSCI EM index.4

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2006, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Conversely, the Fund’s underweighted exposure to India and overweighted exposure to Turkey detracted from Fund returns relative to the index. The Fund’s positions in Poland and China also detracted from relative performance mainly due to an overweighted position in underperforming Telekomunikacja Polska and an underweighted position in China Life Insurance, which significantly outperformed the MSCI EM index. Overweighted positions in Turkish companies Arcelik, Turkiye Vakiflar Bankasi (Vakifbank) and Tupras-Turkiye Petrol Rafineleri (Tupras) negatively affected relative performance as these stocks declined in value during the reporting period. Despite a small decline for the year under review, the Turkish market actually rebounded more than 20% after a June correction. Moreover, we believed these companies’ valuations generally remained attractive, so we increased some of our holdings at lower prices during the year. By industry, the Fund’s positions in the banks, capital goods and insurance industries had a negative impact on relative performance partly due to overweighted positions in stocks such as KOC Holding and Old Mutual, as well as a position in HSBC Holdings, which is not an index component.5

3. The pharmaceuticals and biotechnology sector comprises pharmaceuticals in the SOI. The automobiles and components sector comprises automobiles in the SOI. The diversified financials sector comprises consumer finance and diversified financial services in the SOI.

4. The technology hardware and equipment sector comprises communications equipment, computers and peripherals, and electronic equipment and instruments in the SOI.

5. The banks sector comprises commercial banks in the SOI. The capital goods sector comprises building products, construction and engineering, construction materials and industrial conglomerates in the SOI.

Top 10 Holdings

Templeton Developing Markets Securities Fund

12/31/06

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	4.4%
Semiconductors & Semiconductor Equipment, South Korea
PetroChina Co. Ltd.	4.3%
Oil, Gas & Consumable Fuels, China
Petroleo Brasileiro SA, ADR, pfd.	3.3%
Oil, Gas & Consumable Fuels, Brazil
Remgro Ltd.	3.0%
Diversified Financial Services, South Africa
Gazprom	3.0%
Oil, Gas & Consumable Fuels, Russia
Akbank TAS	2.7%
Commercial Banks, Turkey
Old Mutual PLC	2.6%
Insurance, South Africa
Taiwan Semiconductor Manufacturing Co. Ltd.	2.4%
Semiconductors & Semiconductor Equipment, Taiwan
Anglo American PLC	2.2%
Metals & Mining, South Africa
LUKOIL, ADR	2.0%
Oil, Gas & Consumable Fuels, Russia

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The Fund increased its exposure to Eastern and Southern Europe during the year under review. More specifically, we increased our allocations in Turkey, Russia, Hungary and Austria. Turkish investments included major commercial banks Akbank and Vakifbank; Tupras, the country’s largest industrial company with a dominant market share in oil refining; and Turkcell, a leading provider of mobile communications services. Turkey’s financial market correction lowered valuations and provided the Fund with an opportunity to build positions at what we considered attractive prices. The Fund also purchased MOL Magyar Olaj-es Gazipari, a Hungarian integrated oil and gas company with large exposure to Central and Eastern Europe; Russia’s Gazprom, the world’s largest gas producer in terms of reserves and production; and Austria’s OMV, one of the leading oil and gas groups in Central and Eastern Europe.

We also significantly increased our investments in South Africa during the reporting period. The Fund increased its holdings in consumer sectors such as insurance, wireless telecommunications, banking, home furnishing and retail clothing. Significant additions included Old Mutual, a major financial services group involved in life insurance, short-term insurance, asset management and banking; MTN Group, a dominant wireless telecommunications services provider in Africa; JD Group, the country’s leading furniture retailer; and Edgars Consolidated Stores, a leading specialty fashion retailer in southern Africa. Higher disposable incomes and strong consumer demand could lead to greater consumption of the products and services offered by these sectors of the economy.

We also undertook selective investments in Israel, Brazil and Pakistan. Purchases included Petroleo Brasileiro, Brazil’s national oil and gas company; Teva Pharmaceutical, which is among the world’s largest generic pharmaceutical companies; and Pakistan Telecommunications, the country’s dominant integrated telecommunication services provider.

The Fund increased its exposure to the oil, gas and consumable fuels industry. We believe energy stocks will benefit from greater revenues and earnings due to relatively higher oil prices in recent years. The correction in commodity prices during the year provided the Fund with an opportunity to build positions at lower prices. The consumer finance and banking industries also helped performance. We believe higher incomes, credit growth and greater demand for financial services should benefit banks. The Fund also invested in semiconductors and computer hardware companies in an attempt to benefit from greater export demand for Asian information technology products.

Top 10 Countries

Templeton Developing Markets Securities Fund

12/31/06

% of Total Net Assets
South Korea	15.0%
South Africa	13.1%
Taiwan	12.3%
China	11.5%
Brazil	9.9%
Russia	8.7%
Turkey	7.9%
Hungary	3.5%
Thailand	2.7%
Mexico	2.3%

On the other hand, we substantially reduced the Fund’s holdings in Singapore and South Korea as certain stocks reached their sell targets. Specific sales included Daewoo Shipping, South Korea’s major shipbuilder; CJ Corporation, a prominent integrated food maker in South Korea; Singapore Telecom, a leading integrated telecommunications services provider in Singapore; and shares of Fraser and Neave, a dominant player in the Singapore soft drinks and beer market. One of the largest sales during the year was Pliva, a Croatian pharmaceutical company. We sold our Pliva shares after the company was the subject of a takeover battle and the share price went far above our sell limit. We also sold stocks selectively in Mexico, India and China as the Fund continued to realign its exposure seeking to benefit from the continued economic recovery in emerging markets.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 3

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,210.90	$9.70
Hypothetical (5% return before expenses)	$1,000	$1,016.43	$8.84

*Expenses are equal to the annualized expense ratio for the Fund’s Class 3 shares (1.74%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 1	2006		2005		2004		2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.99		$8.73		$7.14		$4.71	$4.78

Income from investment operations[a]:
Net investment income[b]	0.24		0.17		0.11		0.13	0.07
Net realized and unrealized gains (losses)	2.84		2.23		1.62		2.38	(0.06)

Total from investment operations	3.08		2.40		1.73		2.51	0.01

Less distributions from net investment income	(0.15)		(0.14)		(0.14)		(0.08)	(0.08)

Redemption fees	—	[d]	—	[d]	—		—	—

Net asset value, end of year	$13.92		$10.99		$8.73		$7.14	$4.71

Total return[c]	28.43%		27.76%		24.83%		53.74%	0.04%
Ratios/supplemental data
Net assets, end of year (000’s)	$749,120		$651,826		$477,290		$359,299	$225,454
Ratios to average net assets:
Expenses	1.47%	[e]	1.53%	[e]	1.54%	[e]	1.55%	1.58%
Net investment income	1.93%		1.77%		1.52%		2.35%	1.45%
Portfolio turnover rate	53.65%		31.24%		55.67%		46.20%	57.91%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Amount rounds to less than $0.01 per share.
[e]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 2	2006		2005		2004		2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.90		$8.67		$7.09		$4.69	$4.76

Income from investment operations[a]:
Net investment income[b]	0.20		0.14		0.09		0.11	0.06
Net realized and unrealized gains (losses)	2.82		2.21		1.63		2.35	(0.06)

Total from investment operations	3.02		2.35		1.72		2.46	—

Less distributions from net investment income	(0.13)		(0.12)		(0.14)		(0.06)	(0.07)

Redemption fees	—	[d]	—	[d]	—		—	—

Net asset value, end of year	$13.79		$10.90		$8.67		$7.09	$4.69

Total return[c]	28.09%		27.43%		24.71%		52.99%	(0.15)%
Ratios/supplemental data
Net assets, end of year (000’s)	$857,514		$650,646		$327,569		$170,953	$80,952
Ratios to average net assets:
Expenses	1.72%	[e]	1.78%	[e]	1.79%	[e]	1.80%	1.83%
Net investment income	1.68%		1.52%		1.27%		2.10%	1.20%
Portfolio turnover rate	53.65%		31.24%		55.67%		46.20%	57.91%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Amount rounds to less than $0.01 per share.
[e]	Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 3	2006		2005		2004[f]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.90		$8.68		$7.13

Income from investment operations[a]:
Net investment income[b]	0.20		0.04		0.08
Net realized and unrealized gains (losses)	2.83		2.32		1.61

Total from investment operations	3.03		2.36		1.69

Less distributions from net investment income	(0.15)		(0.14)		(0.14)

Redemption fees	—	[d]	—	[d]	—

Net asset value, end of year	$13.78		$10.90		$8.68

Total return[c]	28.17%		27.45%		24.15%
Ratios/supplemental data
Net assets, end of year (000’s)	$43,372		$11,521		$12
Ratios to average net assets:
Expenses	1.72%	[e]	1.78%	[e]	1.54%	[e,g]
Net investment income	1.68%		1.52%		1.52%	[g]
Portfolio turnover rate	53.65%		31.24%		55.67%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Amount rounds to less than $0.01 per share.
[e]	Benefit of expense reduction rounds to less than 0.01%.
[f]	For the period May 1, 2004 (effective date) to December 31, 2004.
[g]	Annualized.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments 98.3%
Austria 0.8%
OMV AG	Oil, Gas & Consumable Fuels	83,060	$4,713,568
Wienerberger AG	Building Products	155,800	9,254,870

			13,968,438

Brazil 9.9%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	728,772	29,405,950
Centrais Eletricas Brasileiras SA	Electric Utilities	411,324,764	9,835,984
Companhia Vale do Rio Doce, ADR, pfd., A	Metals & Mining	1,263,350	33,162,938
CPFL Energia SA	Electric Utilities	409,872	5,755,282
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	582,022	53,988,361
Souza Cruz SA	Tobacco	639,338	11,386,291
Unibanco-Uniao de Bancos Brasileiros SA, GDR, pfd.	Commercial Banks	221,000	20,544,160

			164,078,966

China 11.5%
Aluminum Corp. of China Ltd., H	Metals & Mining	27,316,000	25,282,351
[a]China Coal Energy Co., H	Oil, Gas & Consumable Fuels	2,739,000	1,778,080
[a,b]China Coal Energy Co., H, 144A	Oil, Gas & Consumable Fuels	1,076,000	698,508
China Mobile Ltd.	Wireless Telecommunication Services	1,901,113	16,422,719
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	19,412,000	17,966,796
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	827,000	1,990,120
Citic Pacific Ltd.	Industrial Conglomerates	878,959	3,033,757
CNOOC Ltd.	Oil, Gas & Consumable Fuels	33,668,000	31,983,767
Denway Motors Ltd.	Automobiles	18,950,234	7,673,491
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	42,498,000	60,202,973
[b]PetroChina Co. Ltd., H, 144A	Oil, Gas & Consumable Fuels	7,682,000	10,882,376
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	3,999,000	8,512,940
Travelsky Technology Ltd., H	IT Services	2,253,000	3,434,897

			189,862,775

Czech Republic 0.2%
Philip Morris CR AS	Tobacco	6,115	3,181,502

Hong Kong 1.0%
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	618,000	7,606,679
Cheung Kong Infrastructure Holdings Ltd.	Electric Utilities	524,000	1,626,733
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	426,933	1,451,572
Hopewell Holdings Ltd.	Transportation Infrastructure	724,000	2,540,792
MTR Corp. Ltd.	Road & Rail	1,539,370	3,870,613

			17,096,389

Hungary 3.5%
[a]Magyar Telekom PLC	Diversified Telecommunication Services	2,692,482	14,957,841
MOL Magyar Olaj-es Gazipari Rt.	Oil, Gas & Consumable Fuels	193,095	21,900,559
OTP Bank Nyrt.	Commercial Banks	306,270	14,071,582
Richter Gedeon Nyrt.	Pharmaceuticals	32,556	7,425,937

			58,355,919

India 1.6%
Gail India Ltd.	Gas Utilities	867,330	5,142,245
Indian Oil Corp. Ltd.	Oil, Gas & Consumable Fuels	426,373	4,349,749
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	669,418	13,202,474

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
India (continued)
[b]Oil & Natural Gas Corp. Ltd., 144A	Oil, Gas & Consumable Fuels	193,545	$3,817,156
Tata Chemicals Ltd.	Chemicals	57,000	278,507

			26,790,131

Indonesia 0.3%
PT Astra International Tbk	Automobiles	2,577,500	4,499,555

Israel 0.6%
[a]Taro Pharmaceutical Industries Ltd.	Pharmaceuticals	306,702	3,067,020
Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	205,240	6,378,859

			9,445,879

Malaysia 1.3%
Maxis Communications Bhd.	Wireless Telecommunication Services	5,093,500	14,717,762
Sime Darby Bhd.	Industrial Conglomerates	3,660,700	7,466,584

			22,184,346

Mexico 2.3%
Grupo Bimbo SA de CV, A	Food Products	668,764	3,342,969
Kimberly Clark de Mexico SA de CV, A	Household Products	4,538,033	20,962,056
Telefonos de Mexico SA de CV, L, ADR	Diversified Telecommunication Services	474,564	13,411,178

			37,716,203

Pakistan 0.3%
[c]Pakistan Telecommunications Corp., A	Diversified Telecommunication Services	6,012,103	4,381,250

Panama 0.2%
Banco Latinoamericano de Exportaciones SA, E	Commercial Banks	230,200	3,904,192

Peru 0.1%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	58,100	1,630,286

Philippines 0.4%
San Miguel Corp., B	Beverages	4,239,593	6,698,643

Poland 0.6%
[a]Grupa Lotos SA	Oil, Gas & Consumable Fuels	86,100	1,462,036
Polski Koncern Naftowy Orlen SA	Oil, Gas & Consumable Fuels	461,144	7,576,403

			9,038,439

Russia 8.7%
[b]Evraz Group SA, GDR, 144A	Metals & Mining	60,000	1,521,000
Gazprom	Oil, Gas & Consumable Fuels	657,910	7,565,965
Gazprom, ADR	Oil, Gas & Consumable Fuels	895,426	41,189,596
LUKOIL, ADR	Oil, Gas & Consumable Fuels	383,176	33,490,446
Mining and Metallurgical Co. Norilsk Nickel	Metals & Mining	130,562	20,498,234
Mobile Telesystems, ADR	Wireless Telecommunication Services	143,300	7,192,227
[a,b]OAO TMK, 144A	Energy Equipment & Services	184,274	1,529,474
TNK-BP	Oil, Gas & Consumable Fuels	1,648,000	4,276,560
Unified Energy Systems	Electric Utilities	21,157,300	22,849,884
[a]ZAO Polyus Gold Co.	Metals & Mining	56,819	2,801,177

			142,914,563

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Singapore 0.9%
ComfortDelGro Corp. Ltd.	Road & Rail	6,447,000	$6,768,835
Fraser and Neave Ltd.	Industrial Conglomerates	3,005,005	8,818,365

			15,587,200

South Africa 13.1%
Anglo American PLC	Metals & Mining	754,236	36,803,811
Edgars Consolidated Stores Ltd.	Specialty Retail	2,467,356	13,733,056
[a]Imperial Holdings Ltd.	Air Freight & Logistics	662,735	15,506,604
JD Group Ltd.	Specialty Retail	847,960	9,624,429
Massmart Holdings Ltd.	Food & Staples Retailing	106,590	1,067,611
MTN Group Ltd.	Wireless Telecommunication Services	1,823,400	22,191,692
Nedbank Group Ltd.	Commercial Banks	1,043,947	19,884,705
Old Mutual PLC	Insurance	12,583,248	42,939,384
Remgro Ltd.	Diversified Financial Services	1,919,805	48,759,692
Standard Bank Group Ltd.	Commercial Banks	381,892	5,149,106

			215,660,090

South Korea 15.0%
[a]GS Holdings Corp.	Oil, Gas & Consumable Fuels	273,800	8,861,699
Hana Financial Group Inc.	Commercial Banks	452,748	23,805,782
[a]Hite Brewery Co. Ltd.	Beverages	33,452	4,298,402
[a]Hyundai Development Co.	Construction & Engineering	259,620	15,856,361
[a]Kangwon Land Inc.	Hotels Restaurants & Leisure	1,267,005	27,519,894
LG Card Co. Ltd.	Consumer Finance	358,580	23,866,776
[a]LG Corp.	Industrial Conglomerates	93,390	2,997,518
[a]Lotte Shopping Co. Ltd.	Multiline Retail	36,570	15,178,516
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	109,028	71,864,692
Samsung Fine Chemicals Co. Ltd.	Chemicals	12,670	317,431
[a]Shinhan Financial Group Co. Ltd.	Commercial Banks	331,000	16,905,914
[a]SK Corp.	Oil, Gas & Consumable Fuels	248,030	19,469,022
SK Telecom Co. Ltd.	Wireless Telecommunication Services	70,760	16,929,140

			247,871,147

Sweden 0.9%
Oriflame Cosmetics SA, SDR	Personal Products	354,688	14,599,197

Taiwan 12.3%
Asustek Computer Inc.	Computers & Peripherals	6,387,900	17,486,594
Chunghwa Telecom Co. Ltd.	Diversified Telecommunication Services	6,265,860	11,652,942
D-Link Corp.	Communications Equipment	7,292,411	9,556,113
Lite-On Technology Corp.	Computers & Peripherals	9,937,092	13,433,448
MediaTek Inc.	Semiconductors & Semiconductor Equipment	737,770	7,630,152
Mega Financial Holding Co. Ltd.	Commercial Banks	24,442,503	17,965,259
President Chain Store Corp.	Food & Staples Retailing	5,007,144	12,093,363
Realtek Semiconductor Corp.	Semiconductors & Semiconductor Equipment	8,893,772	15,311,972
Siliconware Precision Industries Co.	Semiconductors & Semiconductor Equipment	4,144,521	6,512,183
Sunplus Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	9,746,972	11,890,199
Synnex Technology International Corp.	Electronic Equipment & Instruments	5,286,936	6,684,725
Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services	16,249,302	16,855,191
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	19,298,004	39,975,917
United Microelectronics Corp.	Semiconductors & Semiconductor Equipment	18,554,000	11,530,413
[a]Yageo Corp.	Electronic Equipment & Instruments	7,495,000	3,496,210

			202,074,681

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Thailand 2.7%
Kasikornbank Public Co. Ltd., fgn.	Commercial Banks	6,272,600	$11,058,886
PTT Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	880,000	5,212,976
Siam Cement Public Co. Ltd., fgn.	Construction Materials	1,736,714	12,443,593
Siam Commercial Bank Public Co. Ltd., fgn.	Commercial Banks	4,325,000	7,076,164
Thai Airways International Public Co. Ltd., fgn.	Airlines	3,900,700	4,896,506
Thai Beverages Co. Ltd., fgn.	Beverages	17,228,000	3,033,395
[a]True Corp. Public Co. Ltd., fgn., rts., 3/28/08	Diversified Telecommunication Services	344,616	—

			43,721,520

Turkey 7.9%
Akbank TAS	Commercial Banks	7,419,776	45,079,529
Anadolu Efes Biracilik Ve Malt Sanayii AS	Beverages	19,690	608,575
Arcelik AS, Br.	Household Durables	2,342,781	13,820,008
[a]KOC Holding AS	Industrial Conglomerates	793,245	3,082,195
[a]Migros Turk TAS	Food & Staples Retailing	63,956	826,842
Tupras-Turkiye Petrol Rafineleri AS	Oil, Gas & Consumable Fuels	1,353,260	23,135,918
[a]Turk Hava Yollari Anonim Ortakligi	Airlines	420,000	1,809,961
[a,b]Turk Hava Yollari Anonim Ortakligi, 144A	Airlines	1,785,000	7,692,335
Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	3,706,728	18,723,494
Turkiye Vakiflar Bankasi T.A.O.	Commercial Banks	3,167,635	14,881,507

			129,660,364

United Kingdom 2.2%
HSBC Holdings PLC	Commercial Banks	1,103,488	20,228,095
Provident Financial PLC	Consumer Finance	1,163,037	15,977,598

			36,205,693

Total Long Term Investments (Cost $1,109,626,099)			1,621,127,368

		Principal Amount
Short Term Investment (Cost $28,752,657) 1.7%
U.S. Government and Agency Securities 1.7%
[d]FHLB, 1/02/07		$28,768,000	28,768,000

Total Investments (Cost $1,138,378,756) 100.0%			1,649,895,368
Other Assets, less Liabilities 0.0%[e]			110,384

Net Assets 100.0%			$1,650,005,752

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FHLB - Federal Home Loan Bank

GDR - Global Depository Receipt

SDR - Swedish Depository Receipt

[a]	Non-income producing for the twelve months ended December 31, 2006.
[b]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2006, the aggregate value of these securities was $26,140,849, representing 1.58% of net assets.

[c]	See Note 1(c) regarding securities purchased on a when-issued or delayed delivery basis.
[d]	The security is traded on a discount basis with no stated coupon rate.
[e]	Rounds to less than 0.1% of net assets.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost	$1,138,378,756

Value	$1,649,895,368
Foreign currency, at value (cost $1,695,601)	1,696,692
Receivables:
Investment securities sold	11,470,054
Capital shares sold	1,404,800
Dividends	3,549,718
Foreign tax	234,375

Total assets	1,668,251,007

Liabilities:
Payables:
Investment securities purchased	12,629,482
Capital shares redeemed	2,368,541
Affiliates	2,198,422
Funds advanced by custodian	203,564
Deferred taxes	219,469
Accrued expenses and other liabilities	625,777

Total liabilities	18,245,255

Net assets, at value	$1,650,005,752

Net assets consist of:
Paid-in capital	$993,247,172
Undistributed net investment income	14,021,116
Net unrealized appreciation (depreciation)	511,351,956
Accumulated net realized gain (loss)	131,385,508

Net assets, at value	$1,650,005,752

Class 1:
Net assets, at value	$749,119,774

Shares outstanding	53,818,737

Net asset value and maximum offering price per share	$13.92

Class 2:
Net assets, at value	$857,514,239

Shares outstanding	62,180,852

Net asset value and maximum offering price per share	$13.79

Class 3:
Net assets, at value	$43,371,739

Shares outstanding	3,148,106

Net asset value and maximum offering price per share[a]	$13.78

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $3,959,214)	$50,338,302
Interest	1,265,903
Other income (Note 8)	127,029

Total investment income	51,731,234

Expenses:
Management fees (Note 3a)	18,722,761
Administrative fees (Note 3b)	1,713,923
Distribution fees: (Note 3c)
Class 2	1,945,195
Class 3	67,037
Unaffiliated transfer agent fees	1,349
Custodian fees (Note 4)	1,403,325
Reports to shareholders	392,353
Professional fees	87,815
Trustees’ fees and expenses	7,461
Other	49,028

Total expenses	24,390,247
Expense reductions (Note 4)	(6,678)

Net expenses	24,383,569

Net investment income	27,347,665

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $367,379)	179,335,833
Foreign currency transactions	(471,937)

Net realized gain (loss)	178,863,896

Net change in unrealized appreciation (depreciation) on:
Investments	155,108,514
Translation of assets and liabilities denominated in foreign currencies	45,295
Change in deferred taxes on unrealized appreciation	(48,185)

Net change in unrealized appreciation (depreciation)	155,105,624

Net realized and unrealized gain (loss)	333,969,520

Net increase (decrease) in net assets resulting from operations	$361,317,185

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$27,347,665	$16,601,225
Net realized gain (loss) from investments and foreign currency transactions	178,863,896	99,606,542
Net change in unrealized appreciation (depreciation) on investments, and translation of assets and liabilities denominated in foreign currencies, and deferred taxes	155,105,624	142,802,430

Net increase (decrease) in net assets resulting from operations	361,317,185	259,010,197

Distributions to shareholders from:
Net investment income:
Class 1	(8,939,497)	(7,605,217)
Class 2	(8,560,133)	(5,680,711)
Class 3	(315,203)	(9,713)

Total distributions to shareholders	(17,814,833)	(13,295,641)

Capital share transactions: (Note 2)
Class 1	(65,550,558)	44,513,024
Class 2	32,574,378	208,495,324
Class 3	25,467,947	10,396,752

Total capital share transactions	(7,508,233)	263,405,100

Redemption fees	19,233	1,964

Net increase (decrease) in net assets	336,013,352	509,121,620
Net assets:
Beginning of year	1,313,992,400	804,870,780

End of year	$1,650,005,752	$1,313,992,400

Undistributed net investment income included in net assets:
End of year	$14,021,116	$4,018,236

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Such distributions are reinvested in additional shares of the Fund. Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	8,227,856	$99,913,441	10,118,344	$96,449,675
Shares issued in reinvestment of distributions	823,158	8,939,497	833,905	7,605,217
Shares redeemed	(14,545,716)	(174,403,496)	(6,292,757)	(59,541,868)

Net increase (decrease)	(5,494,702)	$(65,550,558)	4,659,492	$44,513,024

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2006		2005
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	18,145,883	$219,369,554	27,948,311	$264,714,321
Shares issued in reinvestment of distributions	794,812	8,560,133	627,010	5,680,711
Shares redeemed	(16,460,489)	(195,355,309)	(6,666,146)	(61,899,708)

Net increase (decrease)	2,480,206	$32,574,378	21,909,175	$208,495,324

Class 3 Shares:
Shares sold	2,626,549	$31,906,146	1,108,615	$10,932,663
Shares issued in reinvestment of distributions	29,294	315,203	1,051	9,523
Shares redeemed	(564,285)	(6,753,402)	(54,521)	(545,434)

Net increase (decrease)	2,091,558	$25,467,947	1,055,145	$10,396,752

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 3, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. During the year ended December 31, 2006, the Fund utilized $45,185,834 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from ordinary income	$17,814,833	$13,295,641

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses of $85,514.

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,168,670,771

Unrealized appreciation	$516,252,357
Unrealized depreciation	(35,027,760)

Net unrealized appreciation (depreciation)	$481,224,597

Undistributed ordinary income	$47,356,940
Undistributed long term capital gains	128,427,211

Distributable earnings	$175,784,151

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

5. INCOME TAXES (continued)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $805,756,349 and $798,580,124, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

9. NEW ACCOUNTING PRONOUNCEMENTS (continued)

positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Developing Markets Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $128,427,211 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

At December 31, 2006, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record in June 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Shareholders shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2007, semi-annual report of the Fund.

Templeton Foreign Securities Fund

This annual report for Templeton Foreign Securities Fund covers the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 3 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	10-Year
Average Annual Total Return	+21.46%	+11.29%	+7.91%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton International Fund. Additionally, Class 3 and Class 2 shares were not offered until 5/1/04 and 5/1/97, respectively. As a result, Class 3 Fund performance for periods prior to 5/1/04 represents historical results of Class 2 shares which, for periods prior to 5/1/97, reflects historical results of Class 1 shares. For periods beginning on 5/1/97, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. The 12b-1 fee rate is currently the same for Classes 2 and 3. Since 5/1/04 (effective date), the average annual total return of Class 3 shares was +18.03%.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Foreign Securities Fund – Class 3

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned +26.86% for the same period.1 Please note that index performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

The global economy grew in 2006, although gross domestic product growth slowed in the U.S. while it accelerated in Europe. The economic drivers remained consistent over the past four years: strong corporate and consumer demand, reasonably low inflation, a tight or improving labor market, and a relatively moderate interest rate environment, despite recent interest rate hikes by many of the world’s central banks. However, the economy also faced headwinds from elevated energy prices, higher global interest rates and a weaker U.S. housing market. These factors dampened investor confidence mid-year, when many equity markets declined before rebounding later in the year.

Despite such challenges, global economic activity was healthy. Strong global liquidity — whether petrodollars, corporate cash, private equity, household savings or central banks’ reserves — continued to search for a home. Largely as a result, bond yield spreads over U.S. Treasuries narrowed, and equity and commodity markets rose in the latter part of the year. The shift from risk aversion to risk tolerance was concurrent with the U.S. Federal Reserve Board’s decisions since June to hold the federal funds target rate at 5.25%, as well with as lower oil prices in the second half of the year.

Narrowing corporate credit spreads globally reflected greater risk tolerance, while abundant cash supplies in the capital markets contributed to record global merger and acquisition activity in 2006. The total value

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuation. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

of deals announced as a result of hostile takeovers, private equity buyouts and broad corporate consolidation was $3.8 trillion.2 This figure surpassed the $3.4 trillion mark set in 2000.2 Announced deals from private equity alone reached a record $700 billion, more than double the record set in 2005 and 20 times greater than a decade ago.3

With this economic backdrop, the non-U.S. equity markets — including emerging markets that remained a major magnet for global fund flows — led global equity markets to end 2006 on a strong note, and all major regions delivered double-digit total returns for the year. Stock market indexes in the U.S. and most European countries reached six-year highs in the fourth quarter, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the year under review, Fund performance versus the benchmark index was driven by several factors. Stock selection in the consumer discretionary sector provided a significant boost to relative performance.4 German auto maker BMW (not an index component), U.K. publisher Pearson, U.K. foodservice giant Compass Group, and U.K. apparel manufacturer Burberry Group were some of the sector’s standout performers.

The Fund’s results were also aided by investments in the telecommunication services sector, benefiting from stock selection and a significantly overweighted allocation relative to the index.5 Notable contributors included Norway’s Telenor, Spain’s Telefonica, U.K.

2. Source: “Can M&A’s ‘Best of Times’ Get Better?,” The Wall Street Journal, 1/2/07.

3. Source: “TPG tops buy-out league with $101bn,” The Wall Street Journal, 12/27/06.

4. The consumer discretionary sector comprises hotels, restaurants and leisure; household durables; leisure equipment and products; media; specialty retail; and textiles, apparel and luxury goods in the SOI.

5. The telecommunications sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

wireless provider Vodafone Group, Russian wireless provider Mobile TeleSystems and China Mobile. Mobile TeleSystems and China Mobile are not part of the index.

The Fund’s industrials sector position also benefited relative performance due to stock selection and an underweighted allocation.6 Notable contributors included Australia’s Qantas Airways and European wind turbine manufacturers and wind farm operators Vestas Wind Systems and Gamesa Corporacion Tecnologica, which each experienced significant sales growth as interest increased in clean and renewable energy sources.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2006, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Despite the Fund’s positive results, there were some disappointments. Although the financials sector made the greatest absolute contribution to returns of any sector held by the Fund, relative performance versus the index suffered somewhat due to stock selection and our underweighting during a year of strong performance.7 Laggard stocks included Japanese banks Shinsei Bank, Mitsubishi UFJ Financial Group and Sumitomo Mitsui Financial Group, and insurer Sompo Japan Insurance.

The information technology sector hurt relative returns due to stock selection, especially within the technology hardware and equipment industry.8 Detractors from relative performance included Israeli Internet

6. The industrials sector comprises airlines, commercial services and supplies, electrical equipment, and industrial conglomerates in the SOI.

7. The financials sectors comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

8. The information technology sector comprises computers and peripherals, electronic equipment and instruments, semiconductors and semiconductor equipment, and software in the SOI.

Top 10 Holdings

Templeton Foreign Securities Fund 12/31/06

Company Sector/Industry, Country	% of Total Net Assets
Sumitomo Mitsui Financial Group Inc.	2.6%
Commercial Banks, Japan
Cheung Kong (Holdings) Ltd.	2.2%
Real Estate Management & Development, Hong Kong
Sanofi-Aventis	2.1%
Pharmaceuticals, France
GlaxoSmithKline PLC	2.0%
Pharmaceuticals, U.K.
ING Groep NV	2.0%
Diversified Financial Services, Netherlands
Mitsubishi UFJ Financial Group Inc.	1.9%
Commercial Banks, Japan
Royal Dutch Shell PLC, B	1.8%
Oil, Gas & Consumable Fuels, U.K.
British Sky Broadcasting Group PLC	1.8%
Media, U.K.
ACE Ltd.	1.8%
Insurance, Bermuda
Siemens AG	1.6%
Industrial Conglomerates, Germany

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

security specialist CheckPoint Software Technologies, Japanese industrial electronics manufacturer Hitachi, Singaporean computer hardware maker Flextronics International, and South Korean semiconductor manufacturer Samsung Electronics. Flextronics and Samsung are not index components.

Stock selection among health care sector stocks also hindered relative results, particularly large European pharmaceuticals producers GlaxoSmithKline and Sanofi-Aventis.9

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

9. The health care sector comprises health care providers and services and pharmaceuticals in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Templeton Foreign Securities Fund – Class 3

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,134.20	$5.38
Hypothetical (5% return before expenses)	$1,000	$1,020.16	$5.09

*Expenses are equal to the annualized expense ratio for the Fund’s Class 3 shares (1.00%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 1	2006		2005		2004		2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.84		$14.53		$12.37		$9.51	$11.85

Income from investment operations[a]:
Net investment income[b]	0.46		0.30		0.26		0.19	0.22
Net realized and unrealized gains (losses)	2.94		1.20		2.05		2.87	(2.37)

Total from investment operations	3.40		1.50		2.31		3.06	(2.15)

Less distributions from net investment income	(0.24)		(0.19)		(0.15)		(0.20)	(0.19)

Redemption fees	—	[d]	—	[d]	—	[d]	—	—

Net asset value, end of year	$19.00		$15.84		$14.53		$12.37	$9.51

Total return[c]	21.70%		10.48%		18.87%		32.55%	(18.40)%
Ratios/supplemental data
Net assets, end of year (000’s)	$594,991		$531,775		$506,456		$472,665	$397,420
Ratios to average net assets:
Expenses	0.75%	[e]	0.77%	[e]	0.82%	[e]	0.87%	0.88%
Net investment income	2.63%		2.03%		1.95%		1.81%	1.97%
Portfolio turnover rate	18.97%	[f]	14.61%		10.91%		18.01%	28.12%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]	Amount rounds to less than $0.01 per share.
[e]	Benefit of expense reduction rounds to less than 0.01%.
[f]	Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 2	2006		2005		2004		2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.63		$14.35		$12.24		$9.42	$11.74

Income from investment operations[a]:
Net investment income[b]	0.40		0.26		0.22		0.15	0.17
Net realized and unrealized gains (losses)	2.91		1.19		2.03		2.85	(2.32)

Total from investment operations	3.31		1.45		2.25		3.00	(2.15)

Less distributions from net investment income	(0.21)		(0.17)		(0.14)		(0.18)	(0.17)

Redemption fees	—	[d]	—	[d]	—	[d]	—	—

Net asset value, end of year	$18.73		$15.63		$14.35		$12.24	$9.42

Total return[c]	21.44%		10.17%		18.53%		32.21%	(18.56)%

Ratios/supplemental data
Net assets, end of year (000’s)	$2,941,374		$2,232,990		$1,445,928		$653,594	$299,760
Ratios to average net assets:
Expenses	1.00%	[e]	1.02%	[e]	1.07%	[e]	1.12%	1.13%
Net investment income	2.38%		1.78%		1.70%		1.56%	1.72%
Portfolio turnover rate	18.97%	[f]	14.61%		10.91%		18.01%	28.12%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

[d]	Amount rounds to less than $0.01 per share.
[e]	Benefit of expense reduction rounds to less than 0.01%.
[f]	Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 3	2006	2005	2004[g]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.60	$14.35	$12.48

Income from investment operations[a]:
Net investment income[b]	0.37	0.25	0.09
Net realized and unrealized gains (losses)	2.94	1.18	1.92

Total from investment operations	3.31	1.43	2.01

Less distributions from net investment income	(0.23)	(0.18)	(0.14)

Redemption fees	—[d]	—[d]	—[d]

Net asset value, end of year	$18.68	$15.60	$14.35

Total return[c]	21.46%	10.13%	16.25%
Ratios/supplemental data
Net assets, end of year (000’s)	$150,417	$47,462	$16,559
Ratios to average net assets:
Expenses	1.00%[e]	1.02%[e]	1.07%[e,h]
Net investment income	2.38%	1.78%	1.70% [h]
Portfolio turnover rate	18.97% [f]	14.61%	10.91%

[a]

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

[b]	Based on average daily shares outstanding.
[c]

Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

[d]	Amount rounds to less than $0.01 per share.
[e]	Benefit of expense reduction rounds to less than 0.01%.
[f]	Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.
[g]	For the period May 1, 2004 (effective date) to December 31, 2004.
[h]	Annualized.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments 93.2%
Common Stocks 91.7%
Air Freight & Logistics 0.9%
Deutsche Post AG	Germany	1,087,912	$32,886,648

Airlines 0.8%
Qantas Airways Ltd.	Australia	7,008,990	28,881,721

Automobiles 0.8%
Bayerische Motoren Werke AG	Germany	521,239	29,999,482

Capital Markets 2.2%
Amvescap PLC	United Kingdom	4,806,294	56,097,934
Nomura Holdings Inc.	Japan	1,255,218	23,673,410

			79,771,344

Chemicals 1.4%
Ciba Specialty Chemicals AG	Switzerland	550,500	36,615,670
Lonza Group AG	Switzerland	163,930	14,165,877

			50,781,547

Commercial Banks 13.2%
Banco Santander Central Hispano SA	Spain	1,814,669	33,871,715
DBS Group Holdings Ltd.	Singapore	1,240,347	18,280,245
Hana Financial Group Inc.	South Korea	672,040	35,336,297
[a]Kookmin Bank, ADR	South Korea	295,869	23,858,876
Mega Financial Holding Co. Ltd.	Taiwan	34,084,000	25,051,766
Mitsubishi UFJ Financial Group Inc.	Japan	5,541	68,427,521
Nordea Bank AB, FDR	Sweden	2,018,478	31,227,843
Royal Bank of Scotland Group PLC	United Kingdom	998,998	38,990,804
[a]Shinhan Financial Group Co. Ltd.	South Korea	762,930	38,966,855
Shinsei Bank Ltd.	Japan	4,217,368	24,800,753
[b]Shinsei Bank Ltd., 144A	Japan	500,110	2,940,959
Sumitomo Mitsui Financial Group Inc.	Japan	9,191	94,199,353
UniCredito Italiano SpA	Italy	5,668,225	49,682,738

			485,635,725

Commercial Services & Supplies 1.2%
Rentokil Initial PLC	United Kingdom	6,271,598	20,388,091
Securitas AB, B	Sweden	1,278,238	19,823,212
[a]Securitas Systems AB, B	Sweden	1,278,238	5,168,028

			45,379,331

Computers & Peripherals 1.0%
Compal Electronics Inc.	Taiwan	12,789,038	11,401,613
Lite-On Technology Corp.	Taiwan	15,656,068	21,164,640
NEC Corp.	Japan	1,000,219	4,781,153

			37,347,406

Containers & Packaging 0.9%
Amcor Ltd.	Australia	5,968,788	34,160,269

Diversified Financial Services 3.5%
ING Groep NV	Netherlands	1,621,448	71,895,778
KKR Private Equity Investors LP	Guernsey Islands	1,150,749	26,294,615
[b]KKR Private Equity Investors LP, 144A	Guernsey Islands	1,255,000	28,676,750

			126,867,143

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Diversified Telecommunication Services 7.7%
BCE Inc.	Canada	1,316,452	$35,474,441
China Telecom Corp. Ltd., H	China	58,406,357	31,984,353
Chunghwa Telecom Co. Ltd., ADR	Taiwan	1,965,744	38,784,129
France Telecom SA	France	1,996,173	55,204,257
[a]KT Corp., ADR	South Korea	397,895	10,086,638
Singapore Telecommunications Ltd.	Singapore	5,295,000	11,325,834
Telefonica SA, ADR	Spain	612,344	39,036,930
Telefonos de Mexico SA de CV, L, ADR	Mexico	1,476,635	41,729,705
Telenor ASA	Norway	1,074,804	20,209,887

			283,836,174

Electric Utilities 1.2%
[a]British Energy Group PLC	United Kingdom	2,644,330	28,132,327
Hong Kong Electric Holdings Ltd.	Hong Kong	3,453,969	16,916,529

			45,048,856

Electrical Equipment 1.8%
Gamesa Corp. Tecnologica SA	Spain	469,878	12,932,472
[b]Gamesa Corp. Tecnologica SA, 144A	Spain	1,012,244	27,860,033
[a]Vestas Wind Systems AS	Denmark	633,788	26,785,542

			67,578,047

Electronic Equipment & Instruments 1.8%
Electrocomponents PLC	United Kingdom	2,624,686	15,073,206
[a]Flextronics International Ltd.	Singapore	1,755,290	20,150,729
Hitachi Ltd.	Japan	3,178,263	19,811,578
Venture Corp. Ltd.	Singapore	1,339,613	11,793,522

			66,829,035

Food & Staples Retailing 2.2%
Alliance Boots PLC	United Kingdom	3,483,927	57,174,627
William Morrison Supermarkets PLC	United Kingdom	4,622,259	23,037,340

			80,211,967

Food Products 1.9%
Nestle SA	Switzerland	103,509	36,780,926
Unilever PLC	United Kingdom	1,170,483	32,732,832

			69,513,758

Health Care Providers & Services 0.4%
Celesio AG	Germany	279,850	14,891,158
[a]Hutchison China Meditech Ltd.	Hong Kong	177	629

			14,891,787

Hotels Restaurants & Leisure 1.9%
Compass Group PLC	United Kingdom	9,792,178	55,611,879
TUI AG	Germany	792,560	15,892,063

			71,503,942

Household Durables 2.3%
[a]Husqvarna AB, B	Sweden	785,757	12,271,719
Koninklijke Philips Electronics NV	Netherlands	899,289	33,915,629
Sony Corp.	Japan	904,219	38,740,849

			84,928,197

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Industrial Conglomerates 3.2%
Hutchison Whampoa Ltd.	Hong Kong	3,276,709	$33,297,191
Siemens AG	Germany	606,534	60,529,531
Smiths Group PLC	United Kingdom	1,223,141	23,749,776

			117,576,498

Insurance 7.1%
ACE Ltd.	Bermuda	1,075,149	65,121,775
Aviva PLC	United Kingdom	1,850,740	29,792,538
AXA SA	France	453,589	18,363,973
[b]AXA SA, 144A	France	38,270	1,549,396
Old Mutual PLC	South Africa	12,806,104	43,699,864
Sompo Japan Insurance Inc.	Japan	1,601,485	19,575,425
Swiss Reinsurance Co.	Switzerland	495,733	42,146,764
XL Capital Ltd., A	Bermuda	591,272	42,583,409

			262,833,144

Leisure Equipment & Products 1.0%
FUJIFILM Holdings Corp.	Japan	921,374	37,850,371

Media 5.2%
British Sky Broadcasting Group PLC	United Kingdom	6,401,066	65,435,448
Eutelsat Communications	France	2,081,860	39,793,344
Pearson PLC	United Kingdom	3,409,246	51,509,169
Reed Elsevier NV	Netherlands	2,012,869	34,329,572

			191,067,533

Metals & Mining 1.1%
Barrick Gold Corp.	Canada	663,561	20,415,071
POSCO, ADR	South Korea	255,230	21,099,864

			41,514,935

Multi-Utilities 1.7%
Centrica PLC	United Kingdom	2,772,071	19,244,687
Suez SA	France	814,356	42,171,881

			61,416,568

Oil, Gas & Consumable Fuels 7.7%
BP PLC	United Kingdom	4,777,726	53,097,904
Eni SpA	Italy	1,493,373	50,229,410
Hindustan Petroleum Corp. Ltd.	India	1,031,444	6,509,215
Indian Oil Corp. Ltd.	India	267,497	2,728,936
Reliance Industries Ltd.	India	1,374,378	39,577,039
Repsol YPF SA	Spain	1,487,591	51,448,793
Royal Dutch Shell PLC, B	United Kingdom	1,879,537	65,886,158
Total SA, B	France	204,496	14,752,491

			284,229,946

Paper & Forest Products 3.2%
Norske Skogindustrier ASA	Norway	1,362,151	23,483,102
Stora Enso OYJ, R	Finland	2,665,971	42,025,465
UPM-Kymmene OYJ	Finland	2,066,829	52,165,431

			117,673,998

Pharmaceuticals 4.9%
GlaxoSmithKline PLC	United Kingdom	2,755,715	72,531,029
Sanofi-Aventis	France	855,625	79,006,268
Takeda Pharmaceutical Co. Ltd.	Japan	421,454	28,926,611

			180,463,908

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Real Estate Management & Development 2.2%
Cheung Kong (Holdings) Ltd.	Hong Kong	6,650,922	$81,863,158

Semiconductors & Semiconductor Equipment 2.6%
[a]Infineon Technologies AG	Germany	1,396,863	19,656,283
Samsung Electronics Co. Ltd.	South Korea	85,747	56,519,259
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	10,180,816	21,089,614

			97,265,156

Software 0.9%
[a]Check Point Software Technologies Ltd.	Israel	1,448,281	31,746,320

Specialty Retail 0.5%
Kingfisher PLC	United Kingdom	3,691,096	17,239,870

Textiles, Apparel & Luxury Goods 0.5%
Burberry Group PLC	United Kingdom	1,512,618	19,121,228

Water Utilities 0.6%
Companhia de Saneamento Basico do Estado de San Paulo, ADR	Brazil	635,130	21,505,502

Wireless Telecommunication Services 2.2%
Mobile Telesystems, ADR	Russia	633,420	31,791,350
Vodafone Group PLC, ADR	United Kingdom	1,773,520	49,268,385

			81,059,735

Total Common Stocks (Cost $2,562,370,104)			3,380,480,249

Preferred Stocks 1.5%
Diversified Telecommunication Services 1.0%
Tele Norte Leste Participacoes SA, ADR, pfd.	Brazil	2,524,665	37,668,001

Metals & Mining 0.5%
Companhia Vale do Rio Doce, ADR, pfd., A	Brazil	648,056	17,011,470

Total Preferred Stocks (Cost $40,938,689)			54,679,471

Total Long Term Investments (Cost $2,603,308,792)			3,435,159,720

Short Term Investment (Cost $251,571,388) 6.8%
Money Market Fund 6.8%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.97%	United States	251,571,388	251,571,388

Total Investments (Cost $2,854,880,180) 100.0%			3,686,731,108
Other Assets, less Liabilities 0.0%			50,603

Net Assets 100.0%			$3,686,781,711

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FDR - Foreign Depository Receipt

[a]	Non-income producing for the twelve months ended December 31, 2006.
[b]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2006, the aggregate value of these securities was $61,027,138, representing 1.66% of net assets.

[c]	See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,603,308,792
Cost - Sweep Money Fund (Note 7)	251,571,388

Total cost of investments	$2,854,880,180

Value - Unaffiliated issuers	$3,435,159,720
Value - Sweep Money Fund (Note 7)	251,571,388

Total value of investments	3,686,731,108
Cash	224,683
Receivables:
Capital shares sold	7,715,765
Dividends	3,986,528

Total assets	3,698,658,084

Liabilities:
Payables:
Investment securities purchased	281,308
Capital shares redeemed	6,717,358
Affiliates	3,394,595
Deferred taxes	900,228
Accrued expenses and other liabilities	582,884

Total liabilities	11,876,373

Net assets, at value	$3,686,781,711

Net assets consist of:
Paid-in capital	$2,598,327,587
Undistributed net investment income	79,126,854
Net unrealized appreciation (depreciation)	831,026,902
Accumulated net realized gain (loss)	178,300,368

Net assets, at value	$3,686,781,711

Class 1:
Net assets, at value	$594,991,084

Shares outstanding	31,323,485

Net asset value and maximum offering price per share	$19.00

Class 2:
Net assets, at value	$2,941,373,961

Shares outstanding	157,076,790

Net asset value and maximum offering price per share	$18.73

Class 3:
Net assets, at value	$150,416,666

Shares outstanding	8,051,834

Net asset value and maximum offering price per share[a]	$18.68

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Templeton Foreign Securities Fund
Investment income:
Dividends: (net of foreign taxes $6,331,561)
Unaffiliated issuers	$94,252,227
Sweep Money Fund (Note 7)	13,479,710
Other income (Note 10)	37,270

Total investment income	107,769,207

Expenses:
Management fees (Note 3a)	19,201,074
Administrative fees (Note 3b)	2,961,776
Distribution fees: (Note 3c)
Class 2	6,336,161
Class 3	220,422
Unaffiliated transfer agent fees	1,959
Custodian fees (Note 4)	928,195
Reports to shareholders	593,356
Professional fees	128,644
Trustees’ fees and expenses	14,831
Other	79,785

Total expenses	30,466,203
Expense reductions (Note 4)	(17,577)

Net expenses	30,448,626

Net investment income	77,320,581

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (Includes gains from a redemption in-kind of $34,808,242) (Note 9)	215,017,237
Foreign currency transactions	1,699,890

Net realized gain (loss)	216,717,127

Net change in unrealized appreciation (depreciation) on:
Investments	343,266,282
Translation of assets and liabilities denominated in foreign currencies	39,935
Change in deferred taxes on unrealized appreciation	(900,228)

Net change in unrealized appreciation (depreciation)	342,405,989

Net realized and unrealized gain (loss)	559,123,116

Net increase (decrease) in net assets resulting from operations	$636,443,697

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$77,320,581	$42,879,381
Net realized gain (loss) from investments and foreign currency transactions	216,717,127	105,273,303
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies and deferred taxes	342,405,989	103,792,704

Net increase (decrease) in net assets resulting from operations	636,443,697	251,945,388

Distribution to shareholders from:
Net investment income:
Class 1	(7,899,286)	(6,459,354)
Class 2	(30,532,245)	(20,723,612)
Class 3	(1,067,001)	(354,063)

Total distributions to shareholders	(39,498,532)	(27,537,029)

Capital share transactions: (Note 2)
Class 1	(39,662,208)	(19,374,244)
Class 2	232,018,498	610,744,172
Class 3	85,243,717	27,501,947

Total capital share transactions	277,600,007	618,871,875

Redemption fees	9,162	4,290

Net increase (decrease) in net assets	874,554,334	843,284,524
Net assets:
Beginning of year	2,812,227,377	1,968,942,853

End of year	$3,686,781,711	$2,812,227,377

Undistributed net investment income included in net assets:
End of year	$79,126,854	$39,493,779

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Foreign Securities Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,328,810	$39,073,549	3,758,655	$55,211,998
Shares issued in reinvestment of distributions	492,781	7,899,286	453,606	6,459,354
Shares redeemed	(5,075,580)	(86,635,043)	(5,489,770)	(81,045,596)

Net increase (decrease)	(2,253,989)	$(39,662,208)	(1,277,509)	$(19,374,244)

	Year Ended December 31,
	2006		2005
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	43,227,824	$728,731,224	51,344,360	$745,826,623
Shares issued in reinvestment of distributions	1,925,158	30,455,999	1,472,894	20,723,612
Shares redeemed in-kind (Note 9)	(8,720,489)	(151,213,281)	—	—
Shares redeemed	(22,264,085)	(375,955,444)	(10,646,257)	(155,806,063)

Net increase (decrease)	14,168,408	$232,018,498	42,170,997	$610,744,172

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2006		2005
Class 3 Shares:	Shares	Amount	Shares	Amount
Shares sold	5,176,865	$88,136,330	2,107,457	$30,752,443
Shares issued in reinvestment of distributions	67,617	1,067,001	25,189	353,916
Shares redeemed	(234,367)	(3,959,614)	(244,990)	(3,604,412)

Net increase (decrease)	5,010,115	$85,243,717	1,887,656	$27,501,947

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective May 1, 2006, the Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

Prior to May 1, 2006, the annualized rate of 0.600% was applicable to net assets in excess of $1.3 billion.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 3, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. During the year ended December 31, 2006, the Fund utilized $1,301,670 of capital loss carryforwards.

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses of $606,955.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from ordinary income	$39,498,532	$27,537,029

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$2,854,880,180

Unrealized appreciation	$856,496,210
Unrealized depreciation	(24,645,282)

Net unrealized appreciation (depreciation)	$831,850,928

Undistributed ordinary income	$87,855,172
Undistributed long term capital gains	170,179,007

Distributable earnings	$258,034,179

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of gains realized on in-kind shareholder redemptions and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $1,135,821,788 and $549,647,692, respectively. Sales of investments excludes $151,213,281 of an in-kind redemption.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REDEMPTION IN-KIND

During the year ended December 31, 2006, the Fund realized $34,808,242 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Foreign Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Foreign Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $170,179,007 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

At December 31, 2006, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code (Code). This election will allow shareholders of record in June 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Shareholders shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2007, semi-annual report of the Fund.

Templeton Global Income Securities Fund

We are pleased to bring you Templeton Global Income Securities Fund’s annual report for the fiscal year ended December 31, 2006.

Performance Summary as of 12/31/06

Average annual total return of Class 3 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/06

	1-Year	5-Year	10-Year
Average Annual Total Return	+12.84%	+13.21%	+7.39%

*Class 3 and Class 2 shares were not offered until 4/1/05 and 1/6/99, respectively. As a result, Class 3 Fund performance for periods prior to 4/1/05 represents historical results of Class 2 shares which, for periods prior to 1/6/99, reflects historical results of Class 1 shares. For periods beginning on 1/6/99, Class 2’s results reflect an additional 12b-1 fee expense, which also affects future performance. The 12b-1 fee rate is currently the same for Classes 2 and 3. Since 4/1/05 (effective date), the total return of Class 3 shares was +6.65%.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/97–12/31/06)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the J.P. Morgan (JPM) Government Bond Index (GBI) Global, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Sources: J.P. Morgan; Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Global Income Securities Fund – Class 3

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goals and Main Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the JPM GBI Global, which delivered a +5.94% total return in U.S. dollar terms for the year under review.1

Economic and Market Overview

The U.S. economy slowed in 2006, led by a downturn in investment, particularly in housing. Consumption continued to be strong, hurting the country’s external balance of payments as the trade and current account deficits grew to record size. The current account deficit, which was 6.8% of gross domestic product (GDP) in third quarter 2006, was largely the result of low American savings that made the U.S. dependent on short-term financing from Asian and oil-producing countries with current account surpluses.2 Monetary policy did not loosen in response to this slowdown because inflationary concerns persisted. The Federal Reserve Board raised rates 100 basis points (100 basis points equal one percentage point) bringing it to 5.25% in June to reduce inflationary pressure.

In other parts of the developed world, Europe’s growth accelerated while Japan slowly came out of deflation. Euro-zone GDP growth increased, led by exports and investment. Capacity utilization increased as the labor market improved despite interest rate hikes. In Japan, industrial production increased along with capacity utilization, an indication of economic improvement despite continuing low real GDP growth. The Bank of Japan raised its interest rate 25 basis points during the year in response to rising consumer prices in the second quarter, a positive sign for an economy that suffered prolonged deflation.

Many emerging market economies had a very good year, particularly commodity exporters. High international prices for raw materials,

1. Source: J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Economic Analysis.

Fund Risks: Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, and social and political developments. The Fund’s prospectus also includes a description of the main investment risks.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

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caused in part by Asia’s surge in demand, resulted in strong export growth. Higher profits in these sectors also increased foreign investment and boosted overall production. Growth helped improve many countries’ debt profiles, as did high liquidity in the international market, which lowered the cost of debt. Finally, inflation dropped in many countries due to effective monetary and fiscal policies.

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates and currencies, and credit risks. In considering these factors, we may evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We seek to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts.

Manager’s Discussion

The Fund’s total return was influenced by various factors including currency movements, interest rate developments and exposure to sovereign debt markets.

Currency Strategy

In the current environment of rising interest rates and low spreads for credit risk, an increased share of total return came from exchange rate movements. Foreign currencies generally performed well in 2006 as the U.S. dollar fell 4.22% against its major trading partners.3 This decline was mainly due to slowing U.S. growth and continuing global imbalances centered on the U.S. current account deficit. Also contributing to the dollar’s depreciation was a narrower gap between U.S. interest rates and those of other developed countries as the Fed paused its rate hikes while other central banks continued theirs. The U.S. dollar’s weakness helped the Fund’s relative performance because the Fund was well diversified in currency exposure and was underweighted in the dollar compared with the benchmark index.

In the second half of the year, the Fund added a position in the Japanese yen due to improving fundamentals and our belief that it was relatively cheap because of weak past performance. During that period, deflation ended, the economy expanded and the central bank raised

3. Source: Federal Reserve H10 Report.

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interest rates. However, the Fund remained underweighted compared with the benchmark index and benefited relatively from the yen’s 0.94% depreciation against the dollar during the year.4 The euro appreciated 11.79% against the dollar, largely because the European Central Bank hiked interest rates 125 basis points and euro-zone growth accelerated to 2.7% in the third quarter compared with a year earlier.4, 5 Despite this strong performance, our commitment to currency diversification led us to favor non-euro European countries. The Fund’s underweighted position versus the euro detracted from relative performance, but this was offset by our overweighted positions in other European currencies that outperformed the index and the euro.

Our strategy of favoring peripheral countries worked well for the Fund in 2006, particularly in the cases of Sweden and South Korea. The Swedish krona appreciated 16.3% against the dollar in part because interest rates increased 150 basis points.4, 6 Also, Sweden accumulated a trade surplus of $18.9 billion through November and a fiscal surplus of $8.1 billion during that time frame.6 These strong fundamentals and increasing economic activity led the Fund to hold a significantly overweighted position throughout the year that helped relative performance. Also benefiting the Fund, the South Korean won appreciated 8.69% as interest rates increased 75 basis points, international reserves rose, the current account posted a surplus of nearly $6 billion through November, and growth accelerated.4, 7

Interest Rate Strategy

Strong growth in many parts of the world continued to push up interest rates. Therefore, we maintained short duration positions in many countries. However, we found select opportunities where specific cycles created falling interest rate environments that were profitable for the Fund in the past year. One notable example was Indonesia where interest rates were lowered 300 basis points as inflation fell significantly.8 The country’s CPI declined from 17.1% in December 2005 to 6.6% in December 2006.8 Indonesia’s bond market returned +29.53% during the year in local currency terms according to the HSBC Asian Local

4. Source: Exshare (via Compustat via FactSet).

5. Source: Eurostat.

6. Source: Sveriges Riksbank.

7. Source: Bank of Korea.

8. Source: Bank Indonesia.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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Bond Index (ALBI), and contributed to the Fund’s outperformance.9 Poland was another example where a country’s specific interest rate cycle contributed to the Fund’s relative return. Poland’s bond market returned 5.2% in local currency terms according to the JPM GBI Global.10 Poland ended a long string of interest rate cuts in February, and its interest rate ended down 50 basis points for the year.11

Global Sovereign Debt Strategy

The Fund also invested in sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark Treasury curves. This risk premium declined in 2006 and more money entered the market. The yield spread between U.S. Treasuries and the JPM Emerging Markets Bond Index Global (EMBIG) fell from 237 to 171 basis points over the 12-month period.10 This trend of higher valuations led the Fund to increasingly find value in local markets. In addition to being relatively cheaper, these instruments could benefit from currency appreciation in a weak dollar environment. The Fund’s performance benefited from the improving outlook for sovereign debt, especially of non-Japan Asia and Latin America, because lower perceived risk of credit events led to higher prices.

Thank you for your participation in Templeton Global Income Securities Fund. We look forward to serving your future investment needs.

9. Source: S&P Micropal. Please see Index Descriptions following the Fund Summaries.

10. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

11. Source: National Bank of Poland.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2006, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Templeton Global Income Securities Fund – Class 3

Fund Expenses

As an investor in a variable insurance contract (“Contract”) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 7/1/06	Ending Account Value 12/31/06	Fund-Level Expenses Incurred During Period* 7/1/06-12/31/06
Actual	$1,000	$1,069.00	$5.22
Hypothetical (5% return before expenses)	$1,000	$1,020.16	$5.09

*Expenses are equal to the annualized expense ratio for the Fund’s Class 3 shares (1.00%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 1	2006		2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.36		$15.80	$15.54	$13.67	$11.39

Income from investment operations[a]:
Net investment income[b]	0.61		0.57	0.66	0.69	0.59
Net realized and unrealized gains (losses)	1.24		(1.03)	1.37	2.35	1.83

Total from investment operations	1.85		(0.46)	2.03	3.04	2.42

Less distributions from net investment income	(0.48)		(0.98)	(1.77)	(1.17)	(0.14)

Redemption fees	—	[d]	— [d]	—	—	—

Net asset value, end of year	$15.73		$14.36	$15.80	$15.54	$13.67

Total return[c]	13.14%		(2.91)%	15.09%	22.72%	21.44%
Ratios/supplemental data
Net assets, end of year (000’s)	$75,843		$53,115	$49,845	$52,842	$50,622
Ratios to average net assets:
Expenses before expense reduction	0.80%		0.78%	0.79%	0.76%	0.73%
Expenses net of expense reduction	0.72%		0.74%	0.78%	0.76%	0.73%
Net investment income	4.09%		3.81%	4.40%	4.72%	4.88%
Portfolio turnover rate	30.65%		30.28%	37.39%	53.01%	27.91%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 2	2006		2005	2004	2003	2002

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.19		$15.64	$15.42	$13.59	$11.33

Income from investment operations[a]:
Net investment income[b]	0.57		0.52	0.60	0.65	0.54
Net realized and unrealized gains (losses)	1.21		(1.00)	1.36	2.33	1.84

Total from investment operations	1.78		(0.48)	1.96	2.98	2.38

Less distributions from net investment income	(0.47)		(0.97)	(1.74)	(1.15)	(0.12)

Redemption fees	—	[d]	— [d]	—	—	—

Net asset value, end of year	$15.50		$14.19	$15.64	$15.42	$13.59

Total return[c]	12.77%		(3.08)%	14.74%	22.44%	21.15%
Ratios/supplemental data
Net assets, end of year (000’s)	$205,768		$61,255	$19,779	$5,181	$2,119
Ratios to average net assets:
Expenses before expense reduction	1.05%		1.03%	1.04%	1.01%	0.98%
Expenses net of expense reduction	0.97%		0.99%	1.03%	1.01%	0.98%
Net investment income	3.84%		3.56%	4.15%	4.47%	4.63%
Portfolio turnover rate	30.65%		30.28%	37.39%	53.01%	27.91%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Amount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 3	2006		2005[e]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.18		$15.27

Income from investment operations[a]:
Net investment income[b]	0.58		0.38
Net realized and unrealized gains (losses)	1.21		(0.50)

Total from investment operations	1.79		(0.12)

Less distributions from net investment income	(0.48)		(0.97)

Redemption fees	—	[d]	—	[d]

Net asset value, end of year	$15.49		$14.18

Total return[c]	12.84%		(0.80)%
Ratios/supplemental data
Net assets, end of year (000’s)	$35,572		$5,769
Ratios to average net assets:
Expenses before expense reduction	1.05%		1.03%	[f]
Expenses net of expense reduction	0.97%		0.99%	[f]
Net investment income	3.84%		3.56%	[f]
Portfolio turnover rate	30.65%		30.28%

[a]	The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
[b]	Based on average daily shares outstanding.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.
[d]	Amount rounds to less than $0.01 per share.
[e]	For the period April 1, 2005 (effective date) to December 31, 2005.
[f]	Annualized.

The accompanying notes are an integral part of these financial statements.

TGI-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities 74.2%
Argentina 3.8%
Government of Argentina,
[b,c]FRN, 5.59%, 8/03/12	13,522,000		$9,616,512
[d]Gross Domestic Product Linked Security, 12/15/35, wts.	13,185,000		1,812,938
[d]Gross Domestic Product Linked Security, 12/15/35, wts.	4,380,000	EUR	763,200

			12,192,650

Australia 0.5%
New South Wales Treasury Corp., 8.00%, 3/01/08	1,990,000	AUD	1,598,255

Austria 0.4%
Government of Austria,
5.50%, 10/20/07	425,000	EUR	567,557
5.00%, 7/15/12	400,000	EUR	555,098

			1,122,655

Belgium 0.3%
Government of Belgium, 7.50%, 7/29/08	686,000	EUR	953,911

Brazil 5.3%
Nota Do Tesouro Nacional,
9.762%, 1/01/10	4,500	[e]BRL	1,986,900
9.762%, 1/01/12	19,250	[e]BRL	8,224,476
9.762%, 1/01/14	7,100	[e]BRL	2,951,142
[f]Index Linked, 6.00%, 11/15/09	2,500	[e]BRL	1,799,618
[f]Index Linked, 6.00%, 5/15/15	2,750	[e]BRL	1,856,264

			16,818,400

Canada 2.2%
Province of Alberta, 5.00%, 12/16/08	170,000	CAD	148,329
Province of Manitoba, 6.375%, 9/01/15	1,638,000	NZD	1,123,559
Province of Newfoundland, 5.90%, 12/12/07	300,000	CAD	260,751
Province of Ontario,
6.125%, 9/12/07	3,555,000	CAD	3,086,329
3.875%, 3/08/08	1,925,000	CAD	1,647,777
6.25%, 6/16/15	925,000	NZD	623,649

			6,890,394

Finland 0.2%
Government of Finland, 5.375%, 7/04/13	540,000	EUR	770,744

France 0.1%
Government of France, 4.00%, 10/25/09	195,000	EUR	258,113

Germany 4.0%
Government of Germany, 4.00%, 2/16/07	110,000	EUR	145,252
KfW Bankengruppe,
[b]FRN, 0.233%, 8/08/11	1,280,000,000	JPY	10,758,936
senior note, E, 8.25%, 9/20/07	129,000,000	ISK	1,745,773

			12,649,961

Greece 0.1%
Government of the Hellenic Republic, 3.25%, 6/21/07	270,000	EUR	355,473

Indonesia 6.6%
Government of Indonesia, 10.00%, 10/15/11	1,800,000,000	IDR	200,031
11.00%, 12/15/12	450,000,000	IDR	53,196

TGI-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Indonesia (continued)
Government of Indonesia (continued)
14.25%, 6/15/13	11,269,000,000	IDR	$1,528,679
14.275%, 12/15/13	21,167,000,000	IDR	2,882,962
11.00%, 10/15/14	3,390,000,000	IDR	400,969
10.75%, 5/15/16	3,300,000,000	IDR	375,923
10.00%, 7/15/17	3,500,000,000	IDR	390,143
11.50%, 9/15/19	30,075,000,000	IDR	3,604,390
11.00%, 11/15/20	31,230,000,000	IDR	3,676,517
12.80%, 6/15/21	31,965,000,000	IDR	4,247,308
12.90%, 6/15/22	10,710,000,000	IDR	1,437,070
11.75%, 8/15/23	1,615,000,000	IDR	194,038
11.00%, 9/15/25	8,550,000,000	IDR	1,004,400
12.00%, 9/15/26	6,500,000,000	IDR	822,121

			20,817,747

Iraq 1.9%
[g]Government of Iraq, Reg S, 5.80%, 1/15/28	9,300,000		6,068,250

Malaysia 4.4%
Government of Malaysia,
6.90%, 3/15/07	1,075,000	MYR	306,643
8.60%, 12/01/07	19,995,000	MYR	5,924,207
3.135%, 12/17/07	14,625,000	MYR	4,130,388
6.45%, 7/01/08	8,900,000	MYR	2,628,147
4.305%, 2/27/09	3,660,000	MYR	1,051,959

			14,041,344

Mexico 1.2%
Government of Mexico,
[h]144A, 7.50%, 3/08/10	450,000	EUR	648,851
8.00%, 12/17/15	76,000	[i]MXN	728,886
10.00%, 12/05/24	205,000	[i]MXN	2,355,951

			3,733,688

Netherlands 0.2%
Government of the Netherlands, 5.75%, 2/15/07	488,000	EUR	645,705

New Zealand 0.5%
Government of New Zealand, 7.00%, 7/15/09	2,435,000	NZD	1,730,696

Norway 2.8%
Government of Norway, 6.75%, 1/15/07	54,660,000	NOK	8,774,466

Peru 1.3%
Government of Peru,
8.60%, 8/12/17	6,185,000	PEN	2,285,075
7.84%, 8/12/20	4,945,000	PEN	1,765,314

			4,050,389

Philippines 0.4%
Government of the Philippines,
9.00%, 2/15/13	800,000		928,000
[g]Reg S, 9.125%, 2/22/10	330,000	EUR	490,613

			1,418,613

TGI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Poland 6.6%
Government of Poland,
8.50%, 5/12/07	16,290,000	PLN	$5,698,116
5.75%, 6/24/08	3,900,000	PLN	1,366,538
6.00%, 5/24/09	8,195,000	PLN	2,909,509
5.75%, 9/23/22	30,500,000	PLN	10,964,368

			20,938,531

Singapore 3.0%
Government of Singapore,
1.75%, 2/01/07	2,335,000	SGD	1,520,955
4.00%, 3/01/07	7,160,000	SGD	4,673,930
2.625%, 10/01/07	4,980,000	SGD	3,237,843

			9,432,728

Slovak Republic 2.9%
Government of Slovakia,
4.95%, 3/05/08	81,000,000	SKK	3,115,543
4.80%, 4/14/09	33,500,000	SKK	1,298,056
4.90%, 2/05/10	1,000,000	SKK	39,081
8.50%, 8/17/10	70,000,000	SKK	3,059,712
7.50%, 3/13/12	19,000,000	SKK	837,989
5.00%, 1/22/13	6,000,000	SKK	240,216
4.90%, 2/11/14	4,900,000	SKK	195,239
5.30%, 5/12/19	11,200,000	SKK	471,377

			9,257,213

South Africa 0.1%
Government of South Africa, 5.25%, 5/16/13	200,000	EUR	273,029

South Korea 9.7%
Government of Korea, 4.25%, 3/10/08	2,700,000,000	KRW	2,879,402
Korea Treasury Note,
6.90%, 1/16/07	1,200,000,000	KRW	1,291,190
4.75%, 3/03/07	5,740,000,000	KRW	6,169,966
3.75%, 9/10/07	5,950,000,000	KRW	6,347,806
4.75%, 3/12/08	3,768,000,000	KRW	4,039,491
4.50%, 9/09/08	1,945,000,000	KRW	2,076,075
4.25%, 9/10/08	7,500,000,000	KRW	7,974,480

			30,778,410

Spain 0.2%
Government of Spain, 6.00%, 1/31/08	390,000	EUR	526,102

[j]Supranational 2.1%
European Investment Bank,
2.125%, 9/20/07	300,000,000	JPY	2,547,950
[b]senior note, FRN, 0.205%, 9/21/11	305,000,000	JPY	2,562,579
Inter-American Development Bank,
9.00%, 1/04/07	79,500,000	ISK	1,119,324
6.00%, 12/15/17	575,000	NZD	385,652

			6,615,505

TGI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Sweden 8.8%
Government of Sweden, 8.00%, 8/15/07	148,705,000	SEK	$22,304,014
[k]Swedish Treasury Bill, 12/19/07	38,775,000	SEK	5,476,436

			27,780,450

Thailand 0.5%
Bank of Thailand Bond,
5.00%, 1/12/08	14,350,000	THB	404,907
5.50%, 8/10/08	23,700,000	THB	670,716
Government of Thailand,
5.60%, 7/07/07	11,960,000	THB	338,564
4.125%, 2/12/08	9,000,000	THB	251,621
8.50%, 12/08/08	1,000,000	THB	30,015

			1,695,823

United States 4.1%
FNMA,
2.125%, 10/09/07	1,350,000,000	JPY	11,477,285
1.75%, 3/26/08	180,000,000	JPY	1,532,354

			13,009,639

Total Government and Agency Securities (Cost $220,144,919)			235,198,884

Short Term Investments 24.2%
Government and Agency Securities 17.2%
Australia 0.6%
Queensland Treasury Corp., Series 07G, 8.00%, 9/14/07	2,400,000	AUD	1,916,613

Canada 4.0%
Government of Canada, 4.50%, 9/01/07	14,655,000	CAD	12,602,608

Egypt 5.6%
[k]Egypt Certificate of Deposit, 9/12/07	10,000,000	EGP	1,631,167
[k]Egypt Treasury Bill, 1/16/07	2,300,000	EGP	401,365
1/30/07	2,000,000	EGP	347,770
2/20/07	2,100,000	EGP	362,620
3/06/07	6,400,000	EGP	1,102,946
3/27/07	10,500,000	EGP	1,799,685
4/17/07	5,000,000	EGP	852,353
6/19/07	775,000	EGP	129,648
6/26/07	8,400,000	EGP	1,405,846
7/17/07	25,000	EGP	4,161
7/24/07	700,000	EGP	116,037
7/31/07	5,550,000	EGP	918,574
8/28/07	775,000	EGP	127,344
9/04/07	3,500,000	EGP	574,216
9/25/07	725,000	EGP	118,306
10/09/07	4,000,000	EGP	650,393
10/23/07	2,750,000	EGP	445,555
11/06/07	5,875,000	EGP	948,736
11/13/07	10,900,000	EGP	1,757,095
11/20/07	10,450,000	EGP	1,681,580
1/01/08	15,000,000	EGP	2,388,989

			17,764,386

TGI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Short Term Investments (continued)
Government and Agency Securities (continued)
Norway 1.9%
[k]Norwegian Treasury Bill,
3/21/07	7,525,000	NOK	$1,194,779
6/20/07	8,000,000	NOK	1,261,081
9/19/07	23,100,000	NOK	3,602,742

			6,058,602

Thailand 5.1%
[k]Thailand Treasury Bill,
1/18/07	43,100,000	THB	1,211,508
3/08/07	48,350,000	THB	1,349,833
4/05/07	8,850,000	THB	246,634
4/19/07	25,780,000	THB	717,114
5/03/07	88,000,000	THB	2,443,346
5/17/07	18,000,000	THB	498,976
7/05/07	20,000,000	THB	550,434
7/19/07	6,400,000	THB	175,903
8/02/07	22,000,000	THB	603,847
8/16/07	90,255,000	THB	2,471,407
9/06/07	63,160,000	THB	1,724,642
10/04/07	69,615,000	THB	1,893,810
11/08/07	30,000,000	THB	812,325
12/06/07	59,780,000	THB	1,613,111

			16,312,890

Total Government and Agency Securities (Cost $53,813,882)			54,655,099

Total Investments before Repurchase Agreement (Cost $273,958,801)			289,853,983

United States 7.0%
Repurchase Agreement (Cost $22,226,951) 7.0%
[l]Joint Repurchase Agreement, 5.137%, 1/02/07 (Maturity Value $22,239,638)	22,226,951		22,226,951
ABN AMRO Bank, N.V., New York Branch (Maturity Value $2,135,005)
Banc of America Securities LLC (Maturity Value $2,135,005)
Barclays Capital Inc. (Maturity Value $993,223)
Bear, Stearns & Co. Inc. (Maturity Value $993,223)
BNP Paribas Securities Corp. (Maturity Value $2,135,005)
Deutsche Bank Securities Inc. (Maturity Value $496,833)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $496,833)
Goldman, Sachs & Co. (Maturity Value $2,135,005)
Greenwich Capital Markets Inc. (Maturity Value $2,135,005)
Lehman Brothers Inc. (Maturity Value $2,179,486)
Merrill Lynch Government Securities Inc. (Maturity Value $2,135,005)
Morgan Stanley & Co. Inc. (Maturity Value $2,135,005)
UBS Securities LLC (Maturity Value $2,135,005)

Collateralized by U.S Government Agency Securities, 2.75% - 7.625%, 2/23/07 - 12/09/11;
[k]U.S. Government Agency Discount Notes, 1/12/07 - 2/08/07; [k]U.S. Treasury Bills, 1/25/07;
and U.S. Treasury Notes, 3.625% - 6.125%, 5/15/07 - 5/31/11

Total Short Term Investments (Cost $76,040,833)			76,882,050

Total Investments (Cost $296,185,752) 98.4%			312,080,934
Net Unrealized Loss on Forward Exchange Contracts (0.2)%			(494,400)
Other Assets, less Liabilities 1.8%			5,596,462

Net Assets 100.0%			$317,182,996

TGI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2006 (continued)

Currency Abbreviations

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

EGP - Egyptian Pounds

EUR - Euro

IDR - Indonesian Rupiah

ISK - Iceland Krona

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

SKK - Slovak Koruna

THB - Thai Baht

Selected Portfolio Abbreviations

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

[a]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[b]	The coupon rate shown represents the rate at period end.
[c]	The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.
[d]

Warrants are linked to the Argentine Republic Gross Domestic Product (GDP) and do not pay principal over life of security or at expiration. Warrants entitle the holder to receive only variable income payments, subject to certain conditions, which are based on growth of the Argentine GDP and the principal or “notional” value of these GDP linked warrants.

[e]	Principal is stated in 1,000 Real units.
[f]	Principal amount of security is adjusted for inflation. See Note 1(f)
[g]

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2006, the value of these securities was $6,558,863, representing 2.07% of net assets.

[h]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2006, the value of this security was $648,851, representing 0.20% of net assets.

[i]	Principal is stated in 100 Peso units.
[j]	A supranational organization is an entity formed by two or more central governments through international treaties.
[k]	The security is traded on a discount basis with no stated coupon rate.
[l]	See Note 1(c) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

TGI-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Templeton Global Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$273,958,801
Cost - Repurchase agreement	22,226,951

Total cost of investments	$296,185,752

Value - Unaffiliated issuers	$289,853,983
Value - Repurchase agreement	22,226,951

Total value of investments	312,080,934
Foreign currency, at value (cost $2,501,786)	2,503,087
Receivables:
Capital shares sold	584,562
Interest	5,403,606
Unrealized gain on forward exchange contracts (Note 7)	560,584

Total assets	321,132,773

Liabilities:
Payables:
Investment securities purchased	2,396,309
Capital shares redeemed	127,043
Affiliates	236,262
Unrealized loss on forward exchange contracts (Note 7)	1,054,984
Accrued expenses and other liabilities	135,179

Total liabilities	3,949,777

Net assets, at value	$317,182,996

Net assets consist of:
Paid-in capital	$298,607,930
Undistributed net investment income	9,842,829
Net unrealized appreciation (depreciation)	15,501,486
Accumulated net realized gain (loss)	(6,769,249)

Net assets, at value	$317,182,996

Class 1:
Net assets, at value	$75,843,303

Shares outstanding	4,822,638

Net asset value and maximum offering price per share	$15.73

Class 2:
Net assets, at value	$205,767,610

Shares outstanding	13,273,761

Net asset value and maximum offering price per share	$15.50

Class 3:
Net assets, at value	$35,572,083

Shares outstanding	2,296,389

Net asset value and maximum offering price per share[a]	$15.49

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

TGI-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2006

Templeton Global Income Securities Fund
Investment income:
Interest (net of foreign taxes of $345,106)	$9,588,047

Expenses:
Management fees (Note 3a)	1,115,338
Distribution fees: (Note 3c)
Class 2	293,718
Class 3	45,946
Unaffiliated transfer agent fees	756
Custodian fees (Note 4)	225,670
Reports to shareholders	208,217
Professional fees	24,092
Trustees’ fees and expenses	766
Other	11,538

Total expenses	1,926,041
Expense reductions (Note 4)	(149,015)

Net expenses	1,777,026

Net investment income	7,811,021

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (net of foreign taxes of $6,256)	4,121,530
Foreign currency transactions	127,026

Net realized gain (loss)	4,248,556

Net change in unrealized appreciation (depreciation) on:
Investments	12,138,312
Translation of assets and liabilities denominated in foreign currencies	135,055

Net change in unrealized appreciation (depreciation)	12,273,367

Net realized and unrealized gain (loss)	16,521,923

Net increase (decrease) in net assets resulting from operations	$24,332,944

The accompanying notes are an integral part of these financial statements.

TGI-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Income Securities Fund
	Year Ended December 31,
	2006	2005

Increase (decrease) in net assets:
Operations:
Net investment income	$7,811,021	$3,292,059
Net realized gain (loss) from investments and foreign currency transactions	4,248,556	3,899,560
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	12,273,367	(9,226,450)

Net increase (decrease) in net assets resulting from operations	24,332,944	(2,034,831)

Distributions to shareholders from:
Net investment income:
Class 1	(2,013,759)	(3,016,853)
Class 2	(3,259,404)	(2,073,846)
Class 3	(431,514)	(32,207)

Total distributions to shareholders	(5,704,677)	(5,122,906)

Capital share transactions: (Note 2)
Class 1	16,986,934	7,710,594
Class 2	133,487,737	44,184,638
Class 3	27,934,695	5,777,317

Total capital share transactions	178,409,366	57,672,549

Redemption fees	6,342	36

Net increase (decrease) in net assets	197,043,975	50,514,848
Net assets:
Beginning of year	120,139,021	69,624,173

End of year	$317,182,996	$120,139,021

Undistributed net investment income included in net assets:
End of year	$9,842,829	$4,412,581

The accompanying notes are an integral part of these financial statements.

TGI-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of twenty-two separate funds. The Templeton Global Income Securities Fund (the Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

TGI-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 29, 2006. The joint repurchase agreement is valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

TGI-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TGI-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2006		2005[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,027,528	$30,612,502	1,067,253	$15,508,065
Shares issued in reinvestment of distributions	137,929	2,013,759	210,969	3,016,853
Shares redeemed	(1,040,680)	(15,639,327)	(735,231)	(10,814,324)

Net increase (decrease)	1,124,777	$16,986,934	542,991	$7,710,594

Class 2 Shares:
Shares sold	8,960,584	$133,647,009	3,017,652	$43,735,355
Shares issued in reinvestment of distributions	226,190	3,259,404	146,665	2,073,846
Shares redeemed	(230,816)	(3,418,676)	(110,837)	(1,624,563)

Net increase (decrease)	8,955,958	$133,487,737	3,053,480	$44,184,638

Class 3 Shares:
Shares sold	2,255,932	$33,481,415	427,371	$6,068,634
Shares issued in reinvestment of distributions	29,966	431,514	2,233	31,575
Shares redeemed	(396,229)	(5,978,234)	(22,884)	(322,892)

Net increase (decrease)	1,889,669	$27,934,695	406,720	$5,777,317

[a]	For Class 3 shares, for the period April 1, 2005 (effective date) to December 31, 2005.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	up to and including $100 million
0.500%	over $100 million, up to and including $250 million
0.450%	over $250 million, up to and including $10 billion
0.440%	over $10 billion, up to and including $12.5 billion
0.420%	over $12.5 billion, up to and including $15 billion
0.400%	in excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

TGI-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 3, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2006, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:

2007	$2,569,857
2008	2,370,518
2009	1,649,033
2010	177,731

$6,767,139

During the year ended December 31, 2006, the Fund utilized $875,316 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	2006	2005
Distributions paid from ordinary income	$5,704,677	$5,122,906

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$299,036,842

Unrealized appreciation	$15,259,341
Unrealized depreciation	(2,215,249)

Net unrealized appreciation (depreciation)	$13,044,092

Distributable earnings – Undistributed ordinary income	$12,260,730

TGI-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

5. INCOME TAXES (continued)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $181,459,475 and $49,573,650, respectively.

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2006, the Fund had the following forward exchange contracts outstanding:

Contracts to Buy		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized Loss
900,000	Brazilian Real	378,231		1/4/07	$42,537	$—
172,000,000	Japanese Yen	1,557,266		2/1/07	—	(105,567)
174,752,000	Japanese Yen	1,600,000		2/9/07	—	(123,633)
87,450,400	Japanese Yen	800,000		2/9/07	—	(61,188)
87,432,000	Japanese Yen	800,000		2/9/07	—	(61,343)
43,888,000	Japanese Yen	400,000		2/9/07	—	(29,219)
43,924,000	Japanese Yen	400,000		2/9/07	—	(28,914)
48,129,750	Japanese Yen	450,000		2/13/07	—	(43,184)
48,204,000	Japanese Yen	450,000		2/13/07	—	(42,556)
996,625	Brazilian Real	425,000		2/21/07	37,182	—
48,073,500	Japanese Yen	450,000		2/22/07	—	(43,212)
1,111,500	Brazilian Real	450,000		2/26/07	65,076	—
1,083,600	Brazilian Real	430,000		2/28/07	71,988	—
21,500,000	Swedish Krona	3,007,414		2/28/07	142,617	—
38,027,500	Japanese Yen	350,000		3/5/07	—	(27,764)
25,000,000	Indian Rupee	888,415	NZD	3/21/07	—	(61,644)
42,030,000	Indian Rupee	900,000		3/27/07	42,645	—
1,235,688	Romania Leu	425,000		3/28/07	54,319	—
33,600,000	Japanese Yen	300,000		4/19/07	—	(13,598)
2,451,400	Romania Leu	850,000		4/23/07	99,148	—
34,696,800	Japanese Yen	240,000	EUR	4/27/07	—	(22,374)
101,142,000	Japanese Yen	900,000		5/24/07	—	(34,005)
21,250,000	Iceland Krona	286,350		6/20/07	203	—
31,875,000	Iceland Krona	431,326		6/21/07	—	(1,596)
31,875,000	Iceland Krona	427,852		6/27/07	1,287	—
426,288,750	Japanese Yen	3,750,000		7/5/07	—	(80,433)
433,331,250	Japanese Yen	3,750,000		7/13/07	—	(16,136)
175,000,000	Japanese Yen	1,513,727		7/17/07	—	(5,070)
27,917,500	Japanese Yen	250,000		9/4/07	—	(7,865)
14,000,000	Indian Rupee	462,092	NZD	10/29/07	—	(9,465)
14,500,000	Indian Rupee	488,594	NZD	10/29/07	—	(16,701)
27,925,000	Indian Rupee	929,749	NZD	10/29/07	—	(24,426)
31,600,000	Indian Rupee	1,083,676	NZD	10/30/07	—	(49,410)

TGI-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

Contracts to Sell		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized Loss
357,000	Euro	50,433,390	JPY	3/6/07	$—	$(45,294)
9,640,135	Mexican Peso	473,137,801	CLP	8/16/07	3,582	—
6,597,015	Mexican Peso	321,907,960	CLP	8/20/07	—	(959)
7,962,312	Mexican Peso	380,200,405	CLP	8/21/07	—	(16,717)
2,017,928	Mexican Peso	96,194,629	CLP	9/14/07	—	(4,359)
5,422,023	Mexican Peso	260,007,686	CLP	9/12/07	—	(8,871)
2,329,569	New Zealand Dollar	69,677,396	INR	7/27/07	—	(69,481)

Unrealized gain (loss) on forward exchange contracts					560,584	(1,054,984)

Net unrealized gain (loss) on forward exchange contracts						$(494,400)

[a]	In U.S. Dollar unless otherwise indicated.

Currency Abbreviations

CLP - Chilean Peso

EUR - Euro

INR - Indian Rupee

JPY - Japanese Yen

NZD - New Zealand Dollar

8. CREDIT RISK

The Fund has 19.66% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that Settlement.

TGI-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

10. REGULATORY MATTERS (continued)

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC’s approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

TGI-27

Franklin Templeton Variable Insurance Products Trust

Templeton Global Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Income Securities Fund (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 16, 2007

TGI-28

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Income Securities Fund

At December 31, 2006, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record in June 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Shareholders shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The foreign tax information will be disclosed in the June 30, 2007, semi-annual report of the Fund.

TGI-29

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average (the Dow) is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The index is capitalization weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

HSBC Asian Local Bond Index (ALBI) tracks total return performance of a bond portfolio, which consists of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. Local bond market returns are from country sub-indexes of the HSBC ALBI.

J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan (JPM) Government Bond Index (GBI) Global tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lehman Brothers (LB) U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers (LB) U.S. Government: Intermediate Index is the intermediate component of the LB U.S. Government Index. The index includes securities issued by the U.S. government or agency. These include obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/06, there were 114 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 12/31/06, there were 61 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying fund universe. Lipper U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/06, there were 63 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation for performance figures for all funds within the Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 12/31/06, there were 100 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

I-1

Merrill Lynch 2- and 5-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent approximately 17% of total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization weighted and measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investible U.S. equity market.

Russell Midcap™ Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

Standard & Poor’s 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

I-2

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member will serve until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
HARRIS J. ASHTON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	142	Director, Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	57	None

Principal Occupation During Past 5 Years:

Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

EDITH E. HOLIDAY (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	143	Director, Hess Corporation (formerly Amerada Hess Corporation) (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

FRANK W.T. LAHAYE (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	116	Director, Center for Creative Land Recycling (redevelopment).

Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
FRANK A. OLSON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	103	Director, Hess Corporation (formerly Amerada Hess Corporation) (exploration and refining of oil and gas) and Sentient Jet (private jet service); and formerly, Director, Becton Dickinson and Company (medical technology), Cooper Industries, Inc. (electrical products and tools and hardware), Health Net, Inc. (formerly Foundation Health) (integrated managed care), The Hertz Corporation (car rental), Pacific Southwest Airlines, The RCA Corporation, Unicom (formerly Commonwealth Edison), UAL Corporation (airlines) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation.

BOD-1

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**CHARLES B. JOHNSON (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 1988	142	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, President and Chief Executive Officer—Investment Management	Trustee since 1988 and President and Chief Executive Officer—Investment Management since 2002	126	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President—AML Compliance	Chief Compliance Officer since 2004 and Vice President—AML Compliance since February 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

LAURA FERGERSON (1962) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer	Since 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

JIMMY D. GAMBILL (1947) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Senior Vice President and Chief Executive Officer—Finance and Administration	Since 2002	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
BARBARA J. GREEN (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services, Inc.; Vice President, Templeton Global Advisers Limited; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

KAREN L. SKIDMORE (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since February 2006 Secretary since April 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and officer of 30 of the investment companies in Franklin Templeton Investments.

CRAIG S. TYLE (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

BOD-3

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
GALEN G. VETTER (1951) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Chief Financial Officer and Chief Accounting Officer	Since 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

*We	base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles	B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Prior to December 31, 2006, S. Joseph Fortunato and Gordon S. Macklin ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board of Trustees has determined that there is at least one such financial expert on the Audit Committee and has designated Frank W.T. LaHaye as its audit committee financial expert. The Board believes that Mr. LaHaye qualifies as such an expert in view of his extensive business background and experience, including service as President and Director of McCormick Selph Associates from 1954 through 1965; Director and Chairman of Teledyne Canada Ltd. from 1966 through 1971; Director and Chairman of Quarterdeck Corporation from 1982 through 1998; and services as a Director of various other public companies including U.S. Telephone Inc. (1981-1984), Fisher Imaging Inc. (1991-1998) and Digital Transmissions Systems (1995-1999). In addition, Mr. LaHaye served from 1981 to 2000 as a Director and Chairman of Peregrine Venture Management Co., a venture capital firm, and has been a Member and Chairman of the Fund’s Audit Committee since its inception. As a result of such background and experience, the Board of Trustees believes that Mr. LaHaye has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. LaHaye is an independent Trustee as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/321-8563 or their insurance companies to request the SAI.

BOD-4

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust has established Proxy Voting Policies and Procedures (“Policies”) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

SI-1

One Franklin Parkway San Mateo, CA 94403-1906

Annual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Templeton Asset Management, Ltd., Singapore

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are sold only to insurance company separate accounts (“Separate Account”) to serve as the investment vehicles for both variable annuity and variable life insurance contracts.

Authorized for distribution only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTVIP A2006 02/07

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is Frank W.T. LaHaye and he is “Independent” as defined under the relevant Securities and Exchange Commission Rules And Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $771,109 for the fiscal year ended December 31, 2006 and $729,089 for the fiscal year ended December 31, 2005.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $3,961 for the fiscal year ended December 31, 2006 and $4,955 for the fiscal year ended December 31, 2005. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $14,799 for the fiscal year ended December 31, 2006 and $0 for the fiscal year ended December 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $161,062 for the fiscal year ended December 31, 2006 and $5,835 for the fiscal year ended December 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e)  (1)  The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)  (2)  None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $179,822 for the fiscal year ended December 31, 2006 and $10,790 for the fiscal year ended December 31, 2005.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases. N/A

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/s/ Jimmy D. Gambill
Jimmy D. Gambill
Chief Executive Officer -Finance and Administration
Date February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Jimmy D. Gambill
Jimmy D. Gambill
Chief Executive Officer -Finance and Administration
Date February 27, 2007

By	/s/ Galen G. Vetter
Galen G. Vetter
Chief Financial Officer
Date February 27, 2007